UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2009

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	1-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525 28 East Main Street Rochester, NY		14614
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

On December 11, 2009, Document Security Systems (the “Company”) entered into a Letter Agreement with Fagenson and Co., Inc., as agent for Lenders of the Company’s Credit Facility Agreement dated January 4, 2008 for the conversion of $2,000,000 of debt owed under the Credit Facility into 1,250,000 shares of Document Security Systems Common Stock.   In addition, the parties amended the Credit Facility to extend the availability of the remaining $1,000,000 available under the Credit Facility to January 4, 2012.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 9, the Company used the proceeds from a $350,000 Convertible Note and a $575,000 Promissory Note, respectively, to pay in full a $900,000 Secured Promissory Note with Baum Capital Investments Inc.   The $350,000 Convertible Note matures November 24, 2012, accrues interest at 10%, payable quarterly, and is convertible into up to 218,750 shares of Document Security Systems Common Stock.  The $575,000 Promissory Note matures November 24, 2012 and accrues interest at 10%, payable quarterly.   Both Notes are secured with equal rights by the assets of the Company’s wholly owned subsidiary, DPI Secuprint.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the December 11, 2009 Letter Agreement entered into with the Lenders of the Credit Facility described in Item 1.01 above, the Company agreed to issue an aggregate of 1,250,000 shares of the Company’s Common Stock.  The Common Stock was sold pursuant to Subscription Agreements.

In connection with the $350,000 Convertible Note described in Item 1.01 above, the Company may issue up to 218,750 shares of Common Stock during the Term of the note through November 24, 2012.

On December 7, 2009, the Company reached an agreement to 40,000 shares of common stock and 50,000 of common stock warrants for the purchase of common shares at $3.00 per share in connection with the settlement of certain litigation between the Company and the recipients.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1 10.2 10.3	$350,000 Convertible Promissory Note dated November 24, 2009. $575,000 Promissory Note dated November 24, 2009. Form of Letter Agreement dated December 11, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: December 14, 2009	By:	/s/ Patrick A. White
Patrick A. White
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1 10.1 10.2
Form of Warrant to Purchase Common Stock of Document Security Systems, Inc. dated May 29, 2009.*

Form of Subscription Agreement dated as of May 29, 2009 between Document Security Systems, Inc. and the Subscribers.*

Form of Registration Rights Agreement dated as of May 29, 2009 executed and delivered by Document Security Systems, Inc. and the holders listed therein.*

* Such exhibit was filed as an exhibit to the Current Report on Form 8-K that was filed by Document Security Systems, Inc. with the SEC on June 3, 2009, and is incorporated herein by reference.